Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED

MXN$557,415,000 CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED MXN$557,415,000 CREDIT AGREEMENT (the “Agreement”) is made and entered into as of this 25th day of June, 2013 (the “Effective Date”), by and among AVÍCOLA PILGRIM’S PRIDE DE MÉXICO, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States and PILGRIM’S PRIDE, S. de R.L. de C.V., a sociedad de responsabilidad limitada de capital variable organized under the laws of the United Mexican States (collectively, the “Borrower”), THE SUBSIDIARIES OF THE BORROWER PARTY HERETO, as Guarantors, the several banks and other financial institutions parties hereto which constitute all of the Lenders, and ING CAPITAL LLC, as lead arranger and as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement (as defined below) (collectively, the “Lenders”).

RECITALS

A. Borrower, Guarantors, certain Lenders and the Administrative Agent are parties to that certain Amended and Restated MXN$557,415,000 Credit Agreement dated as of October 19, 2011 (as amended, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which Lenders agreed to make loans to Borrower from time to time subject to the terms and conditions set forth therein. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

B. Borrowers have requested that the Administrative Agent and the Lenders no longer require the delivery of audited, consolidated financial statements pursuant to the Credit Agreement and instead, require audited, non-consolidated financial statements.

C. Borrower, Guarantors, Lenders and the Administrative Agent wish to amend the Credit Agreement as set forth herein, effective as of the Effective Date.

AGREEMENT

In consideration of the Recitals and of the mutual promises and covenants contained herein, Administrative Agent, Lenders, Borrower and Guarantors agree as follows:

1. Amendments to Credit Agreement. To induce Administrative Agent and the Lenders to enter into this Agreement, and as separately bargained-for consideration, each of Borrower and the Guarantors agree to the following amendments to the Credit Agreement:

(a) Amendment to Section 1.1 to the Credit Agreement; Amendment to Definitions.

(i) The definition of “Unaudited Financial Reports” shall be added to the Credit Agreement in its proper alphabetical order to read as follows:

““Unaudited Financial Reports” shall mean the unaudited consolidated financial statements delivered pursuant to Section 5.2(a)(ii) or Section 5.2(c), as the case may be, which, in each case, were compiled from the information used to prepare the audited financial statements delivered pursuant to Section 5.2(a)(i).”

(ii) The definition of “Capital Expenditures” is hereby amended and restated as follows:

““Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a balance sheet of the Borrowers or any of their Subsidiaries prepared in conformity with Mexican GAAP.”

(iii) The definitions of “Consolidated Assets”, “Consolidated EBITDA”, “Consolidated Intangible Assets”, “Consolidated Interest Expense”, “Consolidated Net Worth”, “Consolidated Tangible Net Worth”, “Consolidated Total Liabilities” and “Fixed Charge Coverage Ratio” are hereby amended by changing each reference to the words “Mexican GAAP consistently applied” and “Mexican GAAP, consistently applied,” as the case may be, to read “the Unaudited Financial Reports”.

(b) Amendment to Section 1.2(b) to the Credit Agreement. The last sentence of Section 1.2(b) of the Credit Agreement is hereby amended and restated to read as follows:

“Except as otherwise provided under this Agreement, all ratios and computations shall be calculated in conformity with Mexican GAAP applied on a consistent basis using constant Peso calculations.”

(c) Amendment to Section 5.2(a) to the Credit Agreement. Section 5.2(a) of the Credit Agreement is hereby amended and restated to read as follows:

“(a) (i) as soon as available, but in no event later than the 180th day after the end of each fiscal year of Avícola, audited balance sheets and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year for each Loan Party, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Mancera, S.C., member of Ernst and Young Global, or other independent public accountants of recognized international standing reasonably acceptable to the Administrative Agent to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the applicable Loan Party in accordance with Mexican GAAP consistently applied and (ii) as soon as available, but in no event later than the 90th day after the end of each fiscal year of Avícola, its unaudited consolidated and consolidating balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year for Avícola and its consolidated Subsidiaries, together with a description of the material deviations of such financial statements from Mexican GAAP;”

(d) Amendment to Section 5.2(c) to the Credit Agreement. Section 5.2(c) of the Credit Agreement is hereby amended and restated to read as follows:

“(c) as soon as available, but in no event later than the 45th day after the end of each fiscal quarter of each fiscal year of Avícola and its consolidated Subsidiaries (except with respect to the fourth quarter of each fiscal year, within 90 days and, with respect to the comparative financial statements for the quarter ended September 25, 2011, within 90 days of December 25, 2011), its consolidated and consolidating balance sheet and related statements of operations, stockholders’ equity and cash flows (without the provision of footnotes) as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Responsible Officers as presenting fairly in all material respects the financial condition and results of operations of Avícola and its consolidated Subsidiaries on a consolidated basis.”

(e) Amendment to Section 5.2(e)(iii) to the Credit Agreement. Section 5.2(e)(iii) of the Credit Agreement is hereby amended and restated to read as follows:

“(iii) stating whether any change in Mexican GAAP or in the application thereof has occurred since June 26, 2013 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;”

2. Covenants of Borrowers. Borrowers and Guarantors covenant and agree until such time as all of the Obligations have been paid in full in cash and all Commitments have been terminated:

(a) No Commencement of Proceeding. Borrowers and Guarantors will not (i) file any petition for an order for relief under the Bankruptcy Code, (ii) make an assignment for the benefit of creditors, (iii) make any offer or agreement of settlement, extension or compromise to or with Borrowers’ and Guarantors’ unsecured creditors generally or (iv) suffer the appointment of a receiver, trustee, custodian or similar fiduciary.

(b) Compliance with Credit Agreement, Collateral Documents and Loan Documents. Each of Borrowers and Guarantors will continue to comply with all covenants and other obligations under this Agreement, the Credit Agreement and the Loan Documents, subject to the applicable cure or grace periods, if any, provided therein.

3. Conditions Precedent to Effectiveness of Agreement. This Agreement shall not be effective unless and until each of the following conditions shall have occurred:

(a) Administrative Agent shall have received this Agreement, duly executed by the Borrowers and the Lenders, in form and substance satisfactory to Administrative Agent; and

(b) Borrowers shall have paid the Administrative Agent all of Administrative Agent’s costs and expenses (including Administrative Agent’s reasonable attorney’s fees) incurred prior to or in connection with the preparation of this Agreement.

4. Representations and Warranties. Each Borrower hereby represents and warrants to Administrative Agent, for the benefit of the Lenders, as follows:

(a) Recitals. The Recitals in this Agreement are true and correct with respect to the Loan Parties in all material respects.

(b) Incorporation of Representations. All representations and warranties of Borrowers and the Guarantors in the Credit Agreement are incorporated herein in full by this reference and are true and correct, in all material respects, as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(c) Power; Authorization. Each of the Borrowers and Guarantors has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Borrowers and Guarantors.

(d) Enforceability. This Agreement is the legal, valid and binding obligation of Borrowers and each Guarantor, enforceable against Borrowers and each Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(e) No Violation. Each Borrower’s and each Guarantors’ execution, delivery and performance of this Agreement does not and will not (i) violate any law, rule, regulation or court order to which such Borrower or such Guarantor is subject; (ii) conflict with or result in a breach of such Borrower’s or such Guarantors’ organizational documents or any agreement or instrument to which any Borrower or any Guarantor is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of such Borrower or such Guarantor, whether now owned or hereafter acquired, other than liens in favor of Administrative Agent, for the benefit of the Lenders, or as permitted by the Credit Agreement.

(f) Obligations Absolute. The obligation of Borrowers to repay the Loans and the other Obligations, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

(g) Full Opportunity for Review; No Undue Influence. This Agreement was reviewed by each of Borrowers and Guarantors which acknowledges and agrees that each of Borrowers and Guarantors (i) understands fully the terms of this Agreement and the consequences of the issuance hereof; (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as Borrowers may wish; and (iii) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement and all information furnished to Administrative Agent and the Lenders is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by Lenders or Administrative Agent or any other person.

(h) No Other Defaults. As of the date hereof, no Event of Default exists under the Credit Agreement, or any of the Loan Documents and each of Borrowers and the Guarantors is in full compliance with all covenants and agreements contained therein, as amended hereby.

5. No Waiver. The Credit Agreement and the Loan Documents are hereby ratified and confirmed and shall be and shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to: (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations; (ii) waive or impair any rights, powers or remedies of Administrative Agent or the Lenders under the Credit Agreement or the Loan Documents; or (iii) constitute an agreement by Administrative Agent or the Lenders or require Administrative Agent or the Lenders to extend the term of the Credit Agreement or the time for payment of any of the Obligations. This Agreement shall not be deemed to evidence or result in a novation of the Credit Agreement. In the event of any inconsistency between the terms of this Agreement and the Credit Agreement or the Loan Documents, this Agreement shall govern.

6. Expenses. Borrowers and Guarantors agree to pay reasonable out-of-pocket costs, fees and expenses of Administrative Agent and Administrative Agent’s attorneys incurred in connection with the negotiation, preparation, administration and enforcement of, and the preservation of any rights under, this Agreement and/or the Loan Documents, and the transactions and other matters contemplated hereby and thereby.

7. Miscellaneous.

(a) Further Assurances. Borrowers and Guarantors agree to execute such other and further documents and instruments as Administrative Agent may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Credit Agreement and the Loan Documents.

(b) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

(c) Integration. This Agreement, together with the Credit Agreement and the Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, each of Borrowers and Guarantors acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Administrative Agent or any Lender or any employee or agent of the Administrative Agent or any Lender, except for the agreements of Administrative Agent or any Lender set forth herein.

(d) Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York, without regard to the choice of law principles of such state that would require the application of the laws of another state.

(f) Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

(g) Notices. Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.6 of the Credit Agreement.

(h) Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of Borrowers and Guarantors contained herein shall survive the payment in full of the Obligations.

(i) Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

(j) No Limitation on Administrative Agent. Nothing in this Agreement shall be deemed in any way to limit or restrict any of Administrative Agent’s and Lenders’ rights to seek in a bankruptcy court or any other court of competent jurisdiction, any relief Administrative Agent may deem appropriate in the event that a voluntary or involuntary petition under any Bankruptcy Law is filed by or against any Borrower.

8. Ratification of Liens and Security Interest. Before and after giving effect to this Agreement, each Borrower and each Guarantor hereby ratify, acknowledge and agree that the liens and security interests of the Credit Agreement and the Loan Documents are valid, subsisting, perfected and enforceable liens and security interests and are superior to all liens and security interests other than Liens permitted under Section 6.7 of the Credit Agreement.

9. No Commitment. Borrowers and Guarantors agree that Administrative Agent and Lenders have made no commitment or other agreement regarding the Credit Agreement or the Loan Documents, except as expressly set forth in the Credit Agreement, as amended hereby. Borrowers and Guarantors warrant and represent that Borrowers and Guarantors will not rely on any commitment, further agreement to waive or other agreement on the part of Administrative Agent or Lenders unless such commitment or agreement is in writing and signed by Administrative Agent and Lenders.

10. RELEASE. FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF THE AGENT AND LENDERS IN THIS AGREEMENT, THE BORROWERS AND GUARANTORS HEREBY RELEASE THE ADMINISTRATIVE AGENT AND EACH LENDER, THEIR RESPECTIVE CURRENT AND FORMER SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, AND PROFESSIONAL ADVISORS (COLLECTIVELY, THE “RELEASED PARTIES”) OF AND FROM ANY AND ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, LIABILITIES, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH SUCH BORROWER OR GUARANTOR HAS OR EVER HAD AGAINST THE RELEASED PARTIES FROM THE BEGINNING OF THE WORLD TO THIS DATE ARISING IN ANY WAY OUT OF THE EXISTING FINANCING ARRANGEMENTS AMONG THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND/OR THE LENDERS IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL

RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, OR THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT. THE BORROWERS AND GUARANTORS FURTHER ACKNOWLEDGE THAT, AS OF THE DATE HEREOF, THEY, JOINTLY OR SEVERALLY, DO NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST THE RELEASED PARTIES, EACH OF WHICH SUCH BORROWER OR GUARANTOR HEREBY EXPRESSLY WAIVES.

11. Consent of Guarantors. Each of the undersigned Guarantors hereby (a) consents to the transactions contemplated by this Agreement; (b) acknowledges and reaffirms its obligations owing to the Administrative Agent, the Collateral Agent, and each Lender under any Loan Document (as amended or modified); and (c) agrees that each of the Loan Documents (as amended or modified) is and shall remain in full force and effect. Although each of the undersigned Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Administrative Agent, the Collateral Agent, and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWERS:

AVÍCOLA PILGRIM’S PRIDE DE MÉXICO, S.A. de C.V. a Sociedad Anónima de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

PILGRIM’S PRIDE, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

GUARANTORS:

INCUBADORA HIDALGO, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

INMOBILIARIA AVÍCOLA PILGRIM’S PRIDE, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

SERVICIOS ADMINISTRATIVOS PILGRIM’S PRIDE, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

GRUPO PILGRIM’S PRIDE FUNDING HOLDINGS, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

COMERCIALIZADORA DE CARNES DE MÉXICO, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

GRUPO PILGRIM’S PRIDE FUNDING, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

OPERADORA DE PRODUCTOS AVÍCOLAS, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

CARNES Y PRODUCTOS AVÍCOLAS de MÉXICO, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

POPPSA 3, LLC
a Delaware limited liability company

By:	/s/ Fabio Sandri
Name:	Fabio Sandri
Title:	Manager

POPPSA 4, LLC a Delaware limited liability company

By:	/s/ Fabio Sandri
Name:	Fabio Sandri
Title:	Manager

PILGRIM’S PRIDE, LLC a Delaware limited liability company

By:	/s/ Fabio Sandri
Name:	Fabio Sandri
Title:	Manager

ING CAPITAL LLC,
as Administrative Agent and Sole Lead Arranger

By:	/s/ G. Daniel Sanchez
Name:	G. Daniel Sanchez
Title:	Director

ING BANK N.V., DUBLIN BRANCH, as Lender

By:	/s/ Aidan Neil
Name:	Aidan Neil
Title:	Director

By:	/s/ Shaun Hawley
Name:	Shaun Hawley
Title:	Vice President

HSBC MÉXICO S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, as Lender and Issuing Lender

By:	/s/ Sergio Hernandez
Name:	Sergio Hernandez
Title:	Director

By:	/s/ Alejandra Mendez Torres
Name:	Alejandra Mendez Torres
Title:	Relationship Manager